________________________________________________________________________
UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
 CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): August 14, 2019

The Walt Disney Company
(Exact name of registrant as specified in its charter)

Delaware	001-38842	83-0940635
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

500 South Buena Vista Street
Burbank, California 91521
(Address of Principal Executive Offices and Zip Code)

(818) 560-1000
(Registrant’s telephone number, including area code)

Not applicable
(Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	DIS	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

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Item 8.01 Other Events
As previously reported, on March 20, 2019, the Registrant completed its acquisition of Twenty-First Century Fox, Inc. (“21CF”) and the Disney Merger as described in Note 3 of Item 8 of the Registrant’s Annual Report on Form 10-K for the fiscal year ended September 29, 2018. As contemplated in connection with the Disney Merger, certain parent guarantees of subsidiary borrowings became effective at the close of the acquisition.
Exhibit 99.1 and Exhibit 99.2 set forth, Item 8 of the Registrant’s Annual Report on Form 10-K for the fiscal year ended September 29, 2018 and Item 1 of the Registrant’s Quarterly Report on Form 10-Q for the quarter ended December 29, 2018, respectively. Exhibit 99.1 and Exhibit 99.2 are incorporated herein by reference.
•With respect to the Annual Report on Form 10-K, this Current Report does not reflect events occurring after the November 21, 2018 filing date of the Annual Report and does not modify or update the disclosures therein except as previously modified in the Current Report filing on February 15, 2019, which presented a new segment reporting structure and reflected the gross presentation of intersegment content transactions, and except to present supplemental financial information in accordance with S-X Rule 3-10 in a new Note 19 to Item 8 of the Annual Report.
•With respect to the Quarterly Report on Form 10-Q filed on February 5, 2019, this Current Report does not reflect events occurring after the February 5, 2019 filing date of the Quarterly Report and does not modify or update the disclosures therein except to present supplemental financial information in accordance with S-X Rule 3-10 in a new Note 17 to Item 1 of the Quarterly Report.
Item 9.01 Financial Statements and Exhibits
(d) Exhibits

23 -	Consent of PricewaterhouseCoopers LLP
99.1 -	Updates to Annual Report on Form 10-K for the Fiscal Year Ended September 29, 2018: - Part II, Item 8. Financial Statements and Supplementary Data
99.2 -	Updates to Quarterly Report on Form 10-Q for the Quarter Ended December 29, 2018: - Part I, Item I. Financial Statements
101 -
The following materials from the Annual Report on Form 10-K for the year ended September 29, 2018 and from the Quarterly Report on Form 10-Q for the quarter ended December 29, 2018 formatted in Inline Extensible Business Reporting Language (iXBRL): (i) the Consolidated Statements of Income, (ii) the Consolidated Statements of Comprehensive Income, (iii) the Consolidated Balance Sheets, (iv) the Consolidated Statements of Cash Flows, (v) the Consolidated Statements of Equity and (vi) related notes

Signatures
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

The Walt Disney Company

By:	/s/ Brent A. Woodford
Brent A. Woodford
Executive Vice President
Controllership, Financial Planning and Tax
Dated: August 14, 2019